UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (x) Filed by a Party other than the Registrant () Check the appropriate box:
()   Preliminary Proxy Statement
()   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
(x)  Definitive Proxy Statement () Definitive Additional Materials
()   Soliciting Material Pursuant to ss.240.14a-12

                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

(x)  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
()   and 0-11.

     Title of each class of securities to which transaction applies :

        (1)
               Aggregate number of securities to which transaction applies:

        (2)
               Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (3)
               Proposed maximum aggregate value of transaction:

        (4)
               Total fee paid:

        (5)
     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or

()   Schedule and the date of its filing.

               Amount Previously Paid:
        (1)
               Form, Schedule or Registration Statement No.:

        (2)
               Filing Party:

        (3)
               Date Filed:

        (4)    ___

                          LYNCH INTERACTIVE CORPORATION
                            401 Theodore Fremd Avenue
                               Rye, New York 10580
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 2004
                              --------------------


                                 April 20, 2004


To the Stockholders of
  Lynch Interactive Corporation


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lynch Interactive Corporation, a Delaware corporation, will be held at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, on Thursday, May 13, 2004, at 8:30 a.m. for the following purposes:

1. To elect members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the annual meeting of stockholders or any adjournments thereof.

     Information relating to the above matters is set forth in the attached Proxy Statement. As fixed by the Board of Directors, only stockholders of record at the close of business on March 29, 2004, are entitled to receive notice of, and to vote at, the annual meeting and any adjournments thereof.

     The Board of Directors encourages all stockholders to personally attend the annual meeting. Your vote is very important regardless of the number of shares you own. Stockholders who do not expect to attend are requested to promptly date, complete and return the enclosed proxy card in the enclosed accompanying postage-paid envelope in order that their shares of common stock may be represented at the annual meeting. Your cooperation is greatly appreciated.

                                   By Order of the Board of Directors

                                   John Fikre
                                    Secretary

IMPORTANT: Your vote is important regardless of the number of shares you own. Please date, sign and return your proxy promptly in the enclosed envelope. Your cooperation is greatly appreciated.

                          LYNCH INTERACTIVE CORPORATION
                            401 Theodore Fremd Avenue
                                  Rye, NY 10580
                              --------------------

                                 PROXY STATEMENT

     This proxy statement is furnished by the Board of Directors of Lynch Interactive Corporation (the "Corporation") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, on Thursday, May 13, 2004, at 8:30 a.m. and at any adjournments thereof. This proxy statement and the accompanying proxy is first being mailed to stockholders on or about April 20, 2004.

Proxies and Voting Procedures

     Only stockholders of record at the close of business on March 29, 2004, are entitled to notice of, and to vote at, the annual meeting. As of the close of business on such date, 2,774,651 shares of the Corporation's common stock, par value $.0001 (the "Common Stock"), were outstanding and eligible to vote. Each share of Common Stock is entitled to one vote on each matter submitted to the stockholders. Where a specific designation is given in the proxy, the proxy will be voted in accordance with such designation. If no such designation is made, the proxy will be voted FOR the nominees for director named below, and in the discretion of the proxies with respect to any other matter that is properly brought before the annual meeting. Any stockholder giving a proxy may revoke it at any time before it is voted at the annual meeting by delivering to the Secretary of the Corporation a written notice of revocation or duly executed proxy bearing a later date or by appearing at the annual meeting and revoking his or her proxy and voting in person.

     The candidates for election as directors who receive the highest number of affirmative votes will be elected. For the purpose of determining whether matters other than the election of directors have been approved by the stockholders, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by stockholders, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

     An automated system administered by the Corporation's transfer agent tabulates the votes.

Cost of Proxy Solicitation

     The solicitation of proxies is made on behalf of the Board of Directors of the Corporation, and the cost thereof will be borne by the Corporation. The Corporation has employed the firm of Morrow & Co. Inc., 445 Park Avenue, 5th Floor, New York, New York, 10022 to assist in this solicitation at a cost of $3,500, plus out-of-pocket expenses. The Corporation will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the Common Stock of the Corporation. In addition, officers and employees of the Corporation (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition, may be made by telegrams and personal interviews, and the telephone.

                          GOVERNANCE OF THE CORPORATION

Board of Directors

     Currently, our Board of Directors has eight members, six of whom meet the American Stock Exchange standard for independence. Only independent directors serve on our Audit Committee, Nominating Committee and the Executive Compensation and Benefits Committee.

     In February 2004, Frederic Salerno and Vincent Tese resigned from the Board of Directors. At the March 2004 meeting of the Board of Directors, Morris Berkowitz was appointed to the Board of Directors. At that same meeting, David Mitchell advised the Board of Directors that he would not stand for reelection to the Board of Directors at our 2004 annual meeting of stockholders.

     In assessing potential directors for our Board, we look for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment.

       During 2003, the Board of Directors held four meetings and the committees held a total of 16 meetings.

Committees of the Board of Directors

     In 2003, the Board of Directors had three ongoing committees: the Executive Committee, the Audit Committee, the Executive Compensation and Benefits Committee. In 2003, the Executive Committee did not meet, the Audit Committee met 14 times, and the Executive Compensation and Benefits Committee met two times. In March 2004, the Board of Directors established a Nominating Committee. These committees are described below.

Executive Committee

     In 2003, Mario Gabelli (Chairman), Paul Evanson and Frederic Salerno were the members of the Executive Committee. The Executive Committee is vested with all the power and authority of the Board of Directors, except as otherwise provided by Delaware law or by the By-laws of the Corporation, in the management affairs of the Corporation during intervals between meetings of the Board of Directors.

     Currently, the Executive Committee members are Mario Gabelli and Paul Evanson.

Audit Committee

     In 2003, John Ferrara (Chairman), David Mitchell and Salvatore Muoio were the members of the Audit Committee. The Board of Directors has determined that the committee members meet the American Stock Exchange standard for independence. In addition, the Board of Directors has determined that at least one member of the Audit Committee meets the American Stock Exchange standard of having accounting or related financial management expertise. The Board of Directors has also determined that John Ferrara meets the Securities and
Exchange Commission criteria of an "audit committee financial expert." Mr. Ferrara's extensive background and experience includes serving as the Chief Financial Officer of Space Holding Corporation, Golden Books Family Entertainment, Inc., and Renaissance Communications Corp.

     At the March 2004 meeting of the Board of Directors, Morris Berkowitz was appointed to the Audit Committee.

     The Audit Committee operates pursuant to a charter, which was adopted in May 2003 and revised in December 2003 and is attached to this proxy statement as Exhibit A. The charter can also be viewed on our web site at
www.lynchinteractivecorp.com. The new charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors. The Audit Committee Charter has also been amended to give this committee broader authority to fulfill its obligations under Securities and Exchange Commission and American Stock Exchange requirements. The Audit Committee Report is set forth on page 7 of this proxy statement.

Executive Compensation and Benefits Committee

     In 2003, Paul Evanson, John Ferrara and Vincent Tese (Chairman) were members of the Executive Compensation and Benefits Committee. The Board of Directors has determined that the committee members meet the American Stock Exchange standard for independence. The Executive Compensation and Benefits Committee develops and makes recommendations to the Board of Directors with respect to the Corporation's executive compensation policies; recommends to the Board of Directors the compensation to be paid to executive officers; administers the Lynch Interactive Corporation Bonus Plan and 401(k) Savings Plan, as summarized on pages 13, 14 and 15 of this proxy statement; and performs such other duties as may be assigned to it by the Board of Directors. In 2003, a subcommittee consisting of Messrs. Tese and Ferrara addressed matters relating to the Principal Executive Benefits Plan.

     In March 2004,  the Board of Directors  appointed  Morris  Berkowitz to the
Executive   Compensation  and  Benefits  Committee  and  the  subcommittee  that addresses matters relating to the Principal Executive Benefits Plan.

Nominating Committee

     In 2003, the Board of Directors did not have a nominating committee. Nominations for directors and officers of the Corporation were matters considered by the entire Board of Directors. In March 2004, the Board of Directors established a Nominating Committee consisting of Paul Evanson, John Ferrara, Salvatore Muoio and Morris Berkowitz. The Nominating Committee is responsible for recommending to the Board of Directors nominees for election as directors of the Corporation. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its stockholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the corporation in society. The Committee considers candidates meeting these criteria who are suggested by directors, management, and stockholders. Stockholders may submit recommendations in writing by letter addressed to the Corporate Secretary. The Nominating Committee operates pursuant to a charter setting out the functions and responsibilities of this committee. The charter can be viewed on our web site at www.lynchinteractivecorp.com.

Compensation of Directors

     Directors, other than the Chairman and those directors who are employees, receive a monthly cash retainer of $1,500, a fee of $2,000 for each in person Board of Directors Meeting and a fee of $1,000 for each telephonic Board of Directors meeting (which lasts for at least one hour) and each committee meeting the director attended. In 2003, Frederic Salerno served as the Chairman of the Board of Directors and received an annual fee of $100,000.

     In addition, each non-employee director (other than the Chairman) serving as a committee chairman receives an additional $2,000 annual cash retainer. A director who is an employee of the Corporation is not compensated for services as a member of the Board of Directors or any committee thereof. The Corporation also purchases accident and dismemberment insurance coverage of $100,000 for each member of the Board of Directors and maintains a liability insurance policy that provides for indemnification of each Director (and officer) against certain liabilities which each may incur in his capacity as such.

Employee Code of Ethics and Conflicts of Interest Policy

     Since our spin-off from Lynch Corporation in 1999, we have had a code of conduct and conflicts of interest policy. In December 2003, the Corporation adopted a Code of Ethics that applies to all employees, officers and directors of the Corporation, including its principal executive officer and its senior financial officers. We require all employees to adhere to the Code of Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical maaner and otherwise act with integrity and in the Corporation's best interest. All of our employees are required to certify that they have reviewed and understood the Code of Ethics.

     In  addition,  all  employees  who  because of their  responsibilities  are thought to be in sensitive positions and who may, therefore, be placed in conflicts of interest situations are required to certify as to their compliance with the Corporation's Conflicts of Interest Policy. Copies of the Code of Ethics and Conflicts of Interest Policy are posted on our website at www.lynchinteractivecorp.com. We have also filed copies of the Code of Ethics and Conflicts of Interest Policy with the Securities and Exchange Commission as exhibits to our December 31, 2003 annual report of Form 10-K.

Policy Regarding Reports Of Actions That May Be Violations Of Law

     In December 2003, the Board of Directors adopted a Policy Regarding Reports Of Actions That May Be Violations Of Law. The policy reaffirms the Corporation's policy to comply with all applicable laws that protect employees against unlawful discrimination or retaliation by their employer as a result of their lawfully reporting information regarding, or their participating in, investigations involving alleged corporate fraud or other alleged violations by the Corporation or its agents of federal or state law. The Policy further establishes a procedure by which Corporation employees may file anonymous complaints regarding the Corporation's business practices including, but not limited to fraud, violations of law or accounting, internal accounting controls or auditing matters.

     The Policy also provides the Corporation will offer a reward of $10,000 (also made on an anonymous basis) to any employee who reports information regarding corporate fraud or other alleged violations by the Corporation or its agents of federal or state law and such information leads to a finding of wrongdoing by either the Board of Directors of the Corporation or a competent state or federal adjudicatory body. A copy of the Policy Regarding Reports Of Actions That May Be Violations Of Law is posted on our website at www.lynchinteractivecorp.com.

Stockholder Communications

     Stockholders may send communications by letter addressed to the Board of Directors at Lynch Interactive Corporation, 401 Theodore Fremd Avenue, Rye, New York 10580. All communications will be received and reviewed by the Corporation's Corporate Secretary. The receipt of concerns about the
Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the Board or an appropriate committee of the Board.

Annual Meeting Attendance

     The Board's policy is that directors standing for reelection are invited to attend the annual meeting of stockholders if their schedules permit. All of the directors standing for election at the last annual meeting in May 2003 with the exceptions of Daniel Lee and Salvatore Muoio attended that meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     In February 2004 the Audit Committee appointed Deloitte & Touche LLP to serve as the Corporation's new independent auditor to audit the consolidated financial statements of the Corporation and its subsidiaries as of and for the year ended December 31, 2003. Representatives of Deloitte & Touche LLP are expected to be available at the annual meeting with the opportunity to make a statement if they desire to do so and to answer appropriate questions.

       The Audit Committee has not yet selected a principal auditor for 2004. Consistent with the past practice, the Audit Committee begins the selection process for the Corporation's principal auditor following completion of the prior year's audit.

Resignation of Ernst & Young LLP

     Following the completion of its review of the condensed consolidated financial statements of the Corporation for the quarter ended September 30, 2003, on November 14, 2003, Ernst & Young LLP notified the Corporation of its resignation as the Corporation's independent auditor. Ernst & Young's decision was based, in part, on the existence of pending litigation initiated by Morgan Group Holding Co., an entity that was created through a spin-off from the Corporation. Morgan Group Holding Co. sued Ernst & Young in its capacity as the independent auditor of The Morgan Group, Inc., a public company in which Morgan Group Holding Co. had a majority interest.

     The reports of Ernst & Young, the Corporation's principal auditor, on the Corporation's consolidated financial statements for the past two fiscal years (which reports were based on the work of Siepert & Co., L.L.P. insofar as it relates to the amounts included in the consolidated financial statements for the following subsidiaries of the Corporation: Cuba City Telephone Exchange Corporation and Belmont Telephone Corporation in 2002 and 2001, Upper Peninsula Telephone Corporation in 2002 and Lynch Michigan Telephone Holding Corporation in 2001) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Corporation's financial statements for each of the two most recent fiscal years and in the subsequent interim period through November 14, 2003, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     A copy of the disclosure under this subheading has been furnished to Ernst & Young and Deloitte & Touche in order to give each such auditor the opportunity to present its views in this proxy statement if it believes that the statements made are incorrect or incomplete.

Audit Fees

     The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Corporation's 2003 financial statements was $790,000. The aggregate fees billed by Ernst & Young for professional services rendered for the reviews of the financial statements included in the
Corporation's Forms 10-Q for 2003 was $233,450. The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Corporation's 2002 financial statements and the reviews of the financial statements included in the Corporation's Forms 10-Q for 2002 was $615,000.

Audit-Related Fees

     No fees were billed by Deloitte & Touche for assurance and related services for 2003 that are reasonably related to the performance of the audit of the Corporation's 2003 financial statements that are not reported as audit fees above. The aggregate fees billed by Ernst & Young for assurance and related services for 2003 that are reasonably related to the performance of the review of the Corporation's financial statements and not reported as audit fees above was $7,500. The aggregate fees billed by Ernst & Young for assurance and related services for 2002 that are reasonably related to the performance of the audit or review of the Corporation's financial statements and not reported as audit fees above was $164,700.

Tax Fees

     The aggregate fees billed by Ernst & Young for professional services rendered to the Corporation in 2003 for tax compliance, tax advice, and tax planning was $5,000. These services included miscellaneous tax-related research. The aggregate fees billed by Ernst & Young for professional services rendered to the Corporation in 2002 for tax compliance, tax advice, and tax planning was $47,000. These services included tax advice relating to the spin-off of Morgan Group Holding Co., review of the Corporation's tax return and other miscellaneous tax-related research.

All Other Fees

     No fees were billed by Deloitte & Touche or by Ernst & Young for 2003 or 2002 for services other than as set forth above.

Audit Committee's Pre-Approval Policies and Procedures

     In December 2002, the Audit Committee adopted policies and procedures that require that any non-audit services to be provided by the Corporation's independent auditor that are not otherwise proscribed by the Sarbanes-Oxley Act of 2002 must be pre-approved by a member of the Audit Committee and that any such pre-approval must then be ratified by the Audit Committee at its next meeting.

     The revised Audit Committee charter also provides that the Audit Committee shall pre-approve all auditing provided to the Corporation by the independent auditors.

     Prior to December 2002, the Audit Committee did not have an established l pre-approval procedure with respect to the provision of services other than audit by its independent auditor. For the year ended 2002, the Audit Committee considered that the provisions of all non-audit services were compatible with maintaining the independence of its independent auditor. For the year ended 2003, the Audit Committee pre-approved all the fees incurred by its independent auditors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the board of Directors is comprised of directors who meet the American Stock Exchange standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Exhibit A.

     The Audit Committee met with management periodically during the year to consider the adequacy of the Corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation's independent auditors and with the Company's chief financial officer. The Audit Committee also discussed with the Corporation's senior management and independent auditors the Corporation's compliance with the Sarbanes-Oxley Act of 2002.

     The Audit Committee met privately with the independent auditors, as well as with the chief financial officer and general counsel on a number of occasions.

     The Audit Committee also held meetings to deliberate the selection of new independent auditors for 2003.

     The Audit Committee has reviewed and discussed the Corporation's audited 2003 financial statements with both management and Deloitte & Touche, the Corporation's independent auditors for 2003. The Audit Committee has also discussed with Deloitte & Touche any matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independent Standards Board No. I, Independent Discussions with Audit Committees and has discussed with Deloitte & Touche their independence.

     Management has primary responsibility for the Corporation's financial statements and the overall reporting process, including the Corporation's systems of internal controls. Management has represented to us that the 2003 financial statements were prepared in accordance with generally accepted accounting principles.

     Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the Corporation's 2003 audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                           John C. Ferrara   (Chairman of the Audit Committee)
                           Morris Berkowitz  (Member)
                           David C. Mitchell (Member)
                           Salvatore Muoio   (Member)

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Morris Berkowitz, Paul J. Evanson, John C. Ferrara, Mario J. Gabelli, Marc J. Gabelli, Daniel R. Lee, and Salvatore Muoio to be elected at the 2004 annual meeting as directors to serve until the next annual meeting of stockholders and until their respective successors are elected. If for any reason any nominee shall not be available for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who decline to be candidates. Management, however, has no reason to expect that any of the nominees will be unavailable for election.

     The By-laws of the Corporation provide that the Board of Directors shall consist of no less than two and no more than nine members and that any vacancies on the Board of Directors for whatever cause arising, including newly-created directorships, may be filled by the remaining directors until the next meeting of stockholders. Biographical summaries and ages as of March 24, 2004, of the nominees are set forth below. Data with respect to the number of shares of the Common Stock beneficially owned by each of them appears on page 10 of this proxy statement. All such information has been furnished to the Corporation by the nominees.

     Vote Required and Recommendation of Board of Directors. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted FOR the nominees named below. Nominees receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker "non-votes" are not counted as votes cast for purpose of electing directors.

     Your Board of Directors recommends a vote FOR the election of the above named nominees as directors.

      Name: Age; Business Experience
          And Principal Occupation                                     Served as
   For Last 5 Years; and Directorships in                               Director
 Public Corporations and Investment Companies                            Since

Morris Berkowitz, 81
     Consultant and advisor to Lynch Interactive Corporation
     and its predecessor Lynch  Corporation  since 1998.  Mr.
     Berkowitz  is an advisor to Gabelli  Group Capital Partners,
     Inc., a private company, since 1998..........................          2004

Paul J. Evanson, 62
  Chairman, President and Chief Executive Officer of Allegheny
  Energy, Inc. (since June 2003); former President (since 1995)
  of Florida Power & Light Company; former President and Chief
  Operating Officer of Lynch Corporation..........................          1999

John C. Ferrara, 52
  President and Chief Executive Officer (2001 to March 2002) and
  Chief Financial Officer (1999 to 2000) of Space Holding Corporation;
  Executive Vice President and Chief Financial Officer (1998 to 1999)
  of Golden Books Family Entertainment, Inc.; Vice President and
  Chief Financial Officer (1989 to 1997) of Renaissance Communications
  Corp.; Director of Gabelli Asset Management Inc................           1999

Mario J. Gabelli, 61
  Vice Chairman and Chief Executive Officer since December 2002;
  Chairman and Chief Executive Officer (from September 1999 to
  December 2002).  He is also the Vice Chairman (and from 1986 to
  August 2001 Chairman and Chief Executive Officer) of Lynch
  Corporation; Chairman, Chief Executive Officer, Chief Investment
  Officer and a director of Gabelli Asset Management Inc. and its predecessors (since November 1976) (and in connection with those responsibilities, he serves as director or trustee and/or an officer of registered investment companies managed by subsidiaries of Gabelli Asset Management); and Chairman and Chief Executive
  Officer of Gabelli Group Capital Partners, Inc., a private company.
  Mr. Gabelli also serves as a Governor of the American Stock
  Exchange; Overseer of Columbia University Graduate School of
  Business; Trustee of Fairfield University, Roger Williams
  University, Winston Churchill Foundation and E.L. Wiegand
  Foundation; Director of the National Italian American Foundation
  and the American-Italian Cancer Foundation; and Chairman,
  Patron's Committee of Immaculate Conception School.............           1999

Marc J. Gabelli, 35
  President of Gabelli Group Capital Partners, Inc., a private company (since September 2003); Managing Director of Gabelli
  Group Capital Partners, Inc. (from 1996 to September 2003);
  Director Lynch Corporation (since May 2003).  Mr. Gabelli
  is the son of Mario J. Gabelli, the Corporation's Vice
  Chairman and Chief Executive Officer...........................           2003

Daniel R. Lee, 47
  Chairman and Chief Executive Officer of Pinnacle Entertainment,
  Inc., a New York Stock Exchange listed company that operates resorts and casinos (2002 to present); Chief Financial Officer and Senior Vice President of HomeGrocer.Com, Inc. (1999 until sale in 2000); Chief Financial Officer, Treasurer and Senior
  Vice President of Finance and Development of Mirage Resorts,
  Incorporated (1992 to 1999)...................................            2000

Salvatore Muoio, 44
  Principal and Chief Investment Officer of S. Muoio & Co. LLC,
  a securities advisory firm (since 1996); Securities Analyst and Vice President of Lazard Freres & Co., L.L.C., an investment banking firm (1995-1996); Securities Analyst at Gabelli &
  Company, Inc. (1985-1995).....................................            1999

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 29, 2004, certain information with respect to all persons known to the Corporation to each beneficially own more than 5% of the Common Stock of the Corporation, which is the only class of voting stock of the Corporation outstanding. The table also sets forth information with respect to the Corporation's Common Stock beneficially owned by the directors, by each nominee for director, by each of the executive officers named in the Summary Compensation Table on page 12 of this proxy statement, and by all directors, nominees for director and executive officers as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which a person has the sole or shared voting or investment power or any shares that the person can acquire within 60 days (e.g., through exercise of stock options or conversions of securities). Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the Common Stock set forth in the table. The following information is either reflected in Schedule 13Ds and 13Gs or Form 3s, Form 4s and Form 5s that have been filed with the Securities and Exchange Commission or which has otherwise been furnished to the Corporation.


      Name of                            Amount and Nature        Percent
    Beneficial Owner*                  Of Beneficial Ownership   Of Class
    -----------------                  -----------------------   --------

Kinetics Asset Management, Inc. ....          207,490(1)             7.5%
MJG-IV Limited Partnership .........          620,000(2)            22.3%
Mario J. Gabelli ...................          658,551(2)(3)         23.7%
Morris Berkowitz ...................              504               **
Paul J. Evanson ....................           11,304               **
John C. Ferrara ....................            2,828               **
Marc J. Gabelli ....................            1,000               **
Daniel R. Lee ......................                0               **
David C. Mitchell ..................              800(4)            **
Salvatore Muoio ....................           14,804(5)            **
Robert E. Dolan ....................              708(6)            **
Evelyn C. Jerden ...................              105               **
John Fikre .........................                0               **
All Directors and Executive Officers
 as a group (11 persons) ...........          690,604             24.9%

* The address of each holder of more than 5% of the Common Stock is as follows: Kinetics Asset Management - 470 Park Avenue South, New York, New York 10016; Mr. Gabelli - 401 Theodore Fremd Avenue, Rye, NY 10580; and MJG-IV Limited Partnership - 401 Theodore Fremd Avenue, Rye, NY 10580.

**   Represents holdings of less than one percent.

(1) Because of its investment and/or voting power over shares of Common Stock of the Corporation held in the accounts of its investment advisory clients, Kinetics Asset Management, Inc., an investment adviser ("Kinetics"), is deemed to be the beneficial owner of 207,490 shares. Kinetics disclaims beneficial ownership of all such shares.

(2) MJG-IV Limited Partnership, a limited partnership of which Mr. Gabelli is the general partner, has the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, these 620,000 shares. Mr. Gabelli has approximately a 5% interest in the partnership except in respect of 480,000 shares of Common Stock sold by Mr. Gabelli to the partnership in January 2004, which have been placed in a carve-out account of MJG-IV in which Mr. Gabelli has no interest therein. Mr. Gabelli has obtained an irrevocable proxy to vote such 480,000 shares until January 16, 2007 or, if earlier, Mr. Gabelli's decease.

(3) Represents 620,000 shares owned by a limited partnership in which Mr. Gabelli is the general partner (see footnote 2 above), 6,008 shares owned directly by Mr. Gabelli, 11,043 shares owned by Mr. Gabelli through the Corporation's 401(k) Savings Plan, and 21,500 shares owned by Gabelli Group Capital Partners ("GGCP"), in which Mr. Gabelli is the majority stockholder. Mr. Gabelli disclaims beneficial ownership of the shares owned by the partnership and GGCP, except for his interest therein.

(4)  Held as a trustee of a family trust.

(5) Includes 2,704 owned directly by Mr. Muoio and 12,100 owned by investment funds of which S. Muoio & Co. LLC is the general partner or investment manager. Mr. Muoio is the managing member of S. Muoio & Co. LLC. Mr. Muoio disclaims beneficial ownership of the shares owned by such investment funds, except for his interest therein.

(6) Includes 70 shares registered in the name of Mr. Dolan's children with respect to which Mr. Dolan has voting and investment power and 238 shares owned by Mr. Dolan through the Corporation's 401(k) Savings Plan.

                             EXECUTIVE COMPENSATION

     The following tables set forth compensation received by the Corporation's Chief Executive Officer and each of the other executive officers of the Corporation for the last three fiscal years and certain information as to long-term compensation:


                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                                                                                 All Other
Name and Principal Position ...............   Year   Salary($)  Bonus($)       Compensation

Mario J. Gabelli ..........................   2003    250,000    850,000(1)        --
 Vice Chairman and ........................   2002    350,000    195,000           --
 Chief Executive Officer ..................   2001    350,000       --             --

Joseph C. Farina(2) .......................   2003    155,385       --             --
  President and Chief
  Operating Officer

Robert E. Dolan ...........................   2003    260,000    300,000(1)        --
  Chief Financial Officer .................   2002    250,000     85,000           --
                                              2001    250,000       --             --

Evelyn C. Jerden ..........................   2003    191,659      7,228         24,469(3)
  Senior Vice President-- .................   2002    148,674      6,083         23,080(3)
  Operations ..............................   2001    142,093      6,706         22,233(3)

John Fikre ................................   2003    250,000         (1)(4)       --
 Vice President--Corporate ................   2002    250,000     44,458           --
 Development, General Counsel and Secretary   2001    104,167     26,042           --

(1) Bonuses earned in any fiscal year are generally paid during the following fiscal year.

(2) Joseph C. Farina was the President and Chief Operating Officer of the Corporation from February 10, 2003 until his resignation on June 30, 2003. All options granted to Mr. Farina were unvested at the time of his resignation and accordingly were forfeited.

(3) Represents Western New Mexico Telephone Company's contribution to Ms. Jerden's account with Western New Mexico's Employee Profit Sharing Plan.

(4) Mr. Fikre's bonus for 2003 was not determined at the date of the printing of this proxy statement.

     The Corporation has no outstanding stock options or stock appreciation rights and the Corporation has not made any long-term incentive plan awards to its executive officers.

                  EXECUTIVE COMPENSATION AND BENEFITS COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

     The Executive Compensation and Benefits Committee (the "Committee") of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's executive compensation policies and administering the various executive compensation plans. In addition, the Committee recommends to the Board of Directors the annual compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Corporation, as well as to other key employees. The Committee is comprised of three independent, non-employee directors.

     The objectives of the Corporation's executive compensation program are to:

o    Support the achievement of desired Corporation performance.
o Provide compensation that will attract and retain superior talent and reward performance.
o Ensure that there is appropriate linkage between executive compensation and the enhancement of stockholder value.
o    Evaluate  the  effectiveness  of  the  Corporation's   incentives  for  key
     executives.

     The executive compensation program is designed to provide an overall level of compensation opportunity that is competitive with companies of comparable size, capitalization and complexity. Actual compensation levels, however, may be greater or less than average competitive levels based upon annual and long-term company performance, as well as individual performance. The Committee uses its discretion to recommend executive compensation at levels warranted in its judgment by corporate and individual performance.

Executive Officer Compensation Program

     The Corporation's executive officer compensation program is comprised of base salary, cash bonus compensation, Lynch Interactive Corporation 401(k)
Savings Plan, and other benefits generally available to employees of the Corporation.

Base Salary

     Base salary levels for the Corporation's executive officers are intended to be competitive. In recommending salaries the Committee also takes into account individual experience and performance and specific issues relating to the Corporation. A summary of the compensation awarded to the Chief Executive
Officer  and  the  other  executive   officers  is  set  forth  in  the  Summary
Compensation Table on page 12 of this proxy statement. The adjustments made to salaries for 2003 was based upon a variety of judgmental factors, including the individual performances of the officers in 2002 and their anticipated contributions to the Corporation in 2003, the prevailing industry conditions and the general financial and strategic performance of the Corporation.

Bonus Plan

     The Corporation has in place a bonus plan that is based on an objective measure of corporate performance and on subjective evaluation of individual performance for its executive officers (other than the Principal Executive Officer, i.e., Mr. Gabelli) and other key personnel. In general, the plan provides for an annual bonus pool equal to 20% of the excess of (i) the consolidated pre-tax profits of the Corporation for a calendar year less (ii) 25% of the Corporation's average stockholders equity at the beginning of such year. Stockholders' equity is the average of stockholders equity at the beginning of the period and at the beginning of the two preceding years. The bonus pool would also be reduced by amounts paid pursuant to the Principal
Executive Bonus Plan, as described below. The Executive Compensation and Benefits Committee in its discretion may take into consideration other factors and circumstances in determining the amount of the bonus pool and awarding bonuses such as progress toward achievement of strategic goals and qualitative aspects of management performance. The allocation of the bonus pool among the executives is not based upon a formula but upon judgmental factors. In 2003, the annual bonus pool was equal to $1.6 million. After being reduced by the amount paid to Mr. Gabelli pursuant to the Principal Executive Bonus Plan, as described below, the remainder was paid to executive officers taking into consideration the factors discussed above.

     Mr. Gabelli is the sole participant in the Principal Executive Bonus Plan of Lynch Interactive Corporation that was adopted by the Board of Directors and approved by stockholders in 2000. The Principal Executive Bonus Plan is similar to the regular Bonus Plan, except that it (i) specifies a Maximum Annual Bonus (as defined therein) which is based on a maximum percentage (80%) of a specified bonus pool and (ii) removes the discretion of the Committee to award annual bonuses above the established Maximum Annual Bonus. The Plan is designed to satisfy an exemption from Section 162(m) of the Internal Revenue Code, which denies a deduction by an employer for certain compensation in excess of $1 million per year. No bonus was paid to Mr. Gabelli for 2001 under the Principal Executive Bonus Plan. In 2002, from the annual bonus pool of $310,000, Mr. Gabelli was awarded a bonus of $195,000, which has not yet been paid. In 2003, from the annual bonus pool of $1.6 million, Mr. Gabelli was paid a bonus of $850,000.

       A summary of bonuses awarded to the Chief Executive Officer and certain other executive officers is set forth in the Summary Compensation Table on page 12 of this proxy statement.

Lynch Interactive Corporation 401(k) Savings Plan

     All employees of the Corporation are eligible to participate in the Lynch Interactive Corporation 401(k) Savings Plan after having completed one year of service (as defined in the Plan) and having reached the age of 18.

     The 401(k) Plan permits employees to make contributions by deferring a portion of their compensation. The Corporation may make discretionary contributions to the Plan accounts of participating employees. Although the Corporation made a discretionary contribution of $200 to each participant in 2003, each participant was required to forfeit such contribution in order to satisfy certain regulatory requirements governing the 401(k) Plan. A participant's interest in both employee and employer contributions and earnings thereupon are fully vested at all times.

     Employee and employer contributions are invested in certain mutual funds or Common Stock of the Corporation, as determined by the participants. With respect to the individuals listed in the Summary Compensation Table, each of Messrs. Gabelli, Dolan, and Fikre deferred $12,000 under the Plan during 2003, which amounts have been included for each individual in the Summary Compensation Table.

Benefits

     The Corporation provides medical life insurance and disability benefits to the executive officers that are generally available to Corporation employees.
The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary and bonus for 2003.

Chief Executive Officer Compensation

     The following table sets forth compensation received by Mr. Gabelli for the last five years (as Chairman and Chief Executive Officer of Lynch Corporation from January 1999 to the spin off in September 1999, then as the Chairman and Chief Executive Officer of the Corporation from September 1999 to December 5, 2002, and thereafter as Vice Chairman and Chief Executive Officer of the Corporation):


          1999      2000      2001      2002      2003
          ----      ----      ----      ----      ----
Salary   500,000   350,000   350,000   350,000   250,000
Bonus          0         0         0   195,000   850,000

     Mr. Gabelli performs the usual functions of the chief executive officer of a company and is particularly involved in the development of acquisition, investment and financial strategies. The Committee considers a number of factors in determining the compensation of the Chief Executive Officer, including the size and scope of the Corporation, the role of leadership, particularly that of Mr. Gabelli, in developing existing businesses and in making strategic acquisitions, the financial performance of the Corporation as reflected by the increase in its private market value as well as its public market value, and return on stockholder equity. In light of these factors, the Committee increased Mr. Gabelli's salary to $500,000 per year effective July 1, 1995. Effective in 2000, the $500,000 salary was reduced to $350,000 in connection with the spin off of Lynch Corporation, with no raise since then. Following Mr. Gabelli's resignation as Chairman followed by his appointment as Vice Chairman, effective January 1, 2003, Mr. Gabelli's salary was reduced to $250,000. In 2003, based on the formula set forth in the Principal Executive Bonus Plan that was approved by stockholders in 2000, the annual bonus pool was $1.6 million, with the maximum bonus payable to Mr. Gabelli not to exceed 80% of the annual bonus pool. The Committee, which has the discretion to reduce the bonus payable to Mr. Gabelli, approved a bonus of $850,000, representing approximately 53.1% of the annual bonus pool, to be paid to Mr. Gabelli.

                                                   Morris Berkowitz  (Member)
                                                   Paul J. Evanson     (Member)
                                                   John C. Ferrara      (Member)

                                PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on the Common Stock of the Corporation for the period September 1, 1999 (the date the Corporation's stock began trading publicly) through December 31, 2003, with the cumulative total return over the same period on the broad market, as measured by the American Stock Exchange Market Value Index, and on a peer group. The peer group index is based on the total returns earned on the stock of the publicly traded companies included in the Media General Financial Services database under only SIC Code 4813, Telephone Communications, except Radio Telephone (134 companies). The data presented in the graph assumes that $100 was invested in the Corporation's Common Stock and in each of the indexes on September 1, 1999 and that all dividends were reinvested.


                   COMPARE CUMULATIVE TOTAL RETURN AMONG LYNCH
                   INTERACTIVE CORPORATION, AMEX MARKET INDEX,
                  OLD PEER GROUP INDEX AND NEW PEER GROUP INDEX

    COMPANY/INDEX/MARKET          09/01/99 12/31/99 12/29/00  12/31/01 12/31/02 12/31/03

Lynch Interactive Corporation      100.00   192.07   167.31   265.38   101.92    91.73
Peer Group Index ............      100.00   135.62    73.89    50.73    37.87    47.73
AMEX Market Index ...........      100.00   116.58   115.15   109.84   105.46   143.54

                      ASSUMES $100 INVESTED ON SEPT 1, 1999
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2003

                  TRANSACTIONS WITH CERTAIN AFFILIATED PERSONS

     Mario Gabelli is affiliated with various entities which he directly or indirectly controls and which are engaged in various aspects of the securities business, such as an investment advisor to various institutional and individual clients including registered investment companies and pension plans, as a broker-dealer, and as managing general partner of various private investment partnerships. During 2003, the Corporation and its subsidiaries engaged in various transactions with certain of these entities and the amount of commissions, fees, and other remuneration paid to such entities, excluding reimbursement of certain expenses related to Mr. Gabelli's employment by the Corporation (including a $35,248 reimbursement in connection with an airplane in part owned by a subsidiary of Gabelli Group Capital Partners, Inc.), was less than $60,000.

     In 1998, Lynch Corporation entered into a lease for approximately 5,000 square feet in a building in Rye, New York, owned by an affiliate of Mr. Gabelli. Following the spin off, the Corporation became the lessee of such lease and in May 2001 the parties agreed to reduce the leased space to approximately 3,300 square feet. The lease was renewed in December 2002 and provides for rent at approximately $28 per square foot per annum plus a minimum of $3.00 per square foot per annum for utilities, subject to adjustment for increases in tax and other operating expenses. The total amount paid for rent and utilities in 2003 under such lease was $103,354. Another entity unaffiliated with the Corporation or Mr. Gabelli leases 5,069 in this building and paid rent in 2003 at the same rate of $28 per square foot plus $3 per square foot for utilities.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Acts of 1934, as amended, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission and American Stock Exchange initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Corporation. Such persons are required to furnish the Corporation with copies of all Section 16(a) filings. Based solely on the Corporation's review of the copies of such filings it has received and written representations of directors and officers, the Corporation believes that during the fiscal year ended December 31, 2003, its officers, directors, and 10% stockholders are in compliance with all Section 16(a) filing requirements applicable to them.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2005 annual meeting of stockholders must be received by the Office of the Secretary, Lynch Interactive Corporation, 401 Theodore Fremd Avenue, Rye, NY 10580, by no later than December 15, 2004, for inclusion in the Corporation's proxy statement and form of proxy relating to the 2005 annual meeting.

     A stockholder may also nominate directors or have other business brought before the 2005 annual meeting by submitting the nomination or proposal to the Corporation on or before February 28, 2005. The nomination or proposal must be delivered to the Corporation's executive offices at 401 Theodore Fremd Avenue, Rye, New York 10580, to the attention of the corporate Secretary. The Corporation is not required to include any nomination or proposal received after December 15, 2004, in the proxy materials for the 2005 annual meeting.

                                  MISCELLANEOUS

     The Board of Directors knows of no other matters that are likely to come before the annual meeting. If any other matters should properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

                                  ANNUAL REPORT

     The Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 2003, has been sent herewith to each stockholder. Such Annual Report, however, is not to be regarded as part of the proxy soliciting material.


                                   By Order of the Board of Directors

                                   John Fikre
                                    Secretary



Dated:  April 20, 2004

                                    EXHIBIT A

                          LYNCH INTERACTIVE CORPORATION
                             AUDIT COMMITTEE CHARTER


Organization

This Audit Committee Charter (the "Charter") governs the operations of the Audit Committee (the "Committee") of Lynch Interactive Corporation (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain its approval by the Board of Directors (the "Board") of the Company, and shall include a copy of the Charter as an appendix to the Company's proxy statement at least once every three years.

The Committee shall be appointed by the Board. The Committee shall consist of at least three independent directors, each of whom shall satisfy the independence requirements of the American Stock Exchange (the "AMEX"), the Securities and Exchange Commission (the "SEC"), and applicable law, including the Sarbanes-Oxley Act of 2002 and the regulations thereunder (the "Act"). The appointed Directors will be independent of the management of the Company, both directly and indirectly, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In particular, the members will not have any compensatory relationship with, or receive any form of compensation from, the Company other than as a Director or Board committee member.

The Committee members will be financially literate and have the knowledge and experience required to fulfill their responsibilities, as specified in the AMEX requirements. At least one member of the Committee will qualify as a "financial expert," as defined by the rules of the AMEX, the SEC and the Act.

The Board shall designate the Chairman of the Committee (the "Chairman").

Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others, with respect to: (i) the integrity of the Company's financial statements and financial reporting process, (ii) the performance of the Company's systems of internal accounting and financial controls, and (iii) the annual independent audit of the Company's financial statements and the independent auditors' qualification and independence. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and each of the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain independent counsel and other advisors as the Committee deems necessary. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors and any independent counsel or other advisors engaged by the Committee.

The Audit Committee is vested with all responsibilities, authority and procedures necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934 concerning responsibilities relating to: (i) registered public accounting firms, (ii) complaints relating to accounting, internal controls or auditing matters, (iii) authority to engage advisors, and
(iv) funding as determined by the Audit Committee.

Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's accounting and financial reporting processes and audits of the Company's financial statements on behalf of the Board and to report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it

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
recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements and determining that disclosures in such financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Additionally, the Committee recognizes that financial management, as well as the independent auditors, have more time, knowledge and detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

The Committee, through meetings with the independent auditors and the principal accounting officers of the Company, shall be satisfied that reasonable procedures and controls are followed to safeguard the Company's assets and that adequate examinations are made to ensure the reasonableness of the results and disclosures reported in the annual and quarterly financial statements of the Company. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.   Committee  Oversight  of  Auditors.   The  Committee  shall  have  a  clear
     -----------------------------------
     understanding with management and the independent auditors that the independent auditors report directly to the Committee, as representatives of the Company's stockholders. The independent auditors are ultimately accountable to the Committee and the Board. The Committee, as the representative of the Board and the stockholders, shall have the sole authority regarding the appointment, compensation, oversight, termination and replacement of the independent auditors for the purpose of preparing or issuing an audit report or related work, or any non-audit work, subject, if applicable, to stockholder ratification. The Committee shall establish clear hiring policies for employees or former employees of the independent auditors, after consultation with management.

2.   Pre-Approval  of  Auditors'  Fees.  The  Committee  shall  pre-approve  all
     ----------------------------------
     auditing services and non-auditing services provided to the Company by the independent auditors. Any permitted non-audit services not included in the pre-approved category shall be approved prior to the commencement of any such services.

3.   Committee Meetings with Independent Auditors. The Committee shall meet with
     ---------------------------------------------
     the independent auditors at least four times during each year and at such other times that the Chairman may deem necessary or appropriate for any reason, including a request of the independent auditors. On an annual basis, the scope of the auditors' examination and the planning in connection with the upcoming audit shall be presented to the Committee by the independent auditors. The Committee shall also review with the independent auditors the scope of each audit, any problems with management and any other matters required to be communicated to the Committee under generally accepted auditing standards or applicable rules of the AMEX, the SEC the Act or other regulatory authority rules, regulations or laws. The independent auditors shall also report on newly promulgated generally accepted accounting principles, the Company's compliance therewith, as well as the effect of unusual or extraordinary transactions. The independent auditors must discuss their judgments about the quality of the Company's accounting principles and the Company's application thereof with the Committee.

4.   Qualifications of Auditors.  On an annual basis, the Committee shall review
     ---------------------------
     and discuss with the independent auditors their report describing (i) the independent auditors' internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and

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     any steps taken to deal with any such issues.

5.   Statement of Auditors'  Independence.  The Committee shall request from the
     -------------------------------------
     independent auditors, annually, a formal written statement delineating all relationships between the auditors and the Company, including fees paid by the Company to the auditors; actively engage in a dialogue with the independent auditors regarding all relationships between the auditors and management of the Company that in the Committee's judgment (or the auditors' judgment) may reasonably be thought to bear on the independence of the independent auditors; and take appropriate action in response to the independent auditor's report to satisfy itself of the auditors' independence.

6.   Rotation  of  Auditors.   The  Committee  shall  annually  (i)  assess  the
     -----------------------
     qualifications, performance and independence of the auditors and the lead audit partner and the reviewing audit partner, (ii) take any actions necessary to ensure the rotations at least once every five (5) years of each audit partner, and (iii) consider whether, in order to ensure continuing auditor independence, the independent accounting firm should be rotated on a regular basis.

7.   Committee Role in SEC Filings.  The Committee  shall review with management
     ------------------------------
     (including the principal accounting officers of the Company) and the independent auditors, prior to filing, the filings required to be made by the Company with the SEC on an annual and quarterly basis, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Committee shall cause the independent auditors to conduct a SAS 100 Interim Financial Review prior to each filing of the Company's Form 10-Q. The Committee shall review and discuss with management (including the principal accounting officers of the Company) and the independent auditors the results of the annual audit of the Company's consolidated financial statements prior to the filing or distribution thereof, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," any appropriate matters regarding accounting principles, practices and judgments and the independent auditors' opinion as to the quality thereof, and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

8.   Committee Role in Financial  Statement Content.  The Committee shall review
     -----------------------------------------------
     disclosures made by the Company's principal executive officer(s) and principal financial officer(s) regarding compliance with their certification obligations under the Act, including the Company's disclosure controls and procedures and internal controls for financial reporting. The Committee shall review significant findings by management, the independent auditors or the internal auditors with respect to financial reporting issues and judgments made in connection with the preparation of the financial statements. The Committee shall also review with the independent auditors any audit problems or difficulties and management's response.
     After completion of such review, the Committee shall make its recommendation to the Board.

9.   Related  Party  Transactions.  The  Company's  management  shall report all
     -----------------------------
     proposed transactions between the Company and any stockholder, director or officer, or an affiliate of the Company to the Committee. The Committee shall review all such transactions and the Committee's approval shall be required prior to the consummation of any such transaction that is material to the Company.

10.  Legal Compliance.  On at least an annual basis, the Committee shall review,
     -----------------
     with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.

11.  Committee Oversight of Accounting Personnel.  The Committee shall meet from
     -------------------------------------------
     time to time with the principal accounting officers of the Company to review accounting policies followed, changes therein, accounting controls, and any issues that may be raised by the independent auditors. The Committee shall develop practices for management to follow, including protocols for retaining independent auditors to perform permitted non-audit services. At the discretion of the Chairman, the principal accounting officers of the Company may be invited to attend the meetings of the Committee with the independent auditors. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed privately. In conformity with the Company's continuing policy, the accounting officers shall report to the Board at the time of submitting the annual and quarterly financial statements of the Company.

12.  Complaint  Procedures.  The Committee  shall  establish  procedures for the
     ----------------------
     process of handling complaints regarding the Company's accounting, internal accounting controls and auditing matters and for the confidential, anonymous submissions by employees of the Company of concerns relating to questionable accounting or auditing matters.

13.  Other  Committee  Activities.  The Committee  shall (i) prepare  reports to
     -----------------------------
     stockholders as required by the SEC to be included in SEC filings; (ii) meet at least four times annually, or more frequently as circumstances dictate, either in person or by telephone conference call; and (iii) maintain minutes of meetings and report to the Board on significant results of the foregoing activities. The Committee may authorize investigations, and hire independent counsel and auditors to assist in investigations. The Committee shall make itself available to meet with management of the Company to discuss any matters which it or management deems appropriate. The Committee shall have the power and authority to perform any other activities consistent with this Charter, the Company's by-laws, and
     governing   law,  as  the  Committee  or  the  Board  deems   necessary  or
     appropriate.

Limitation

Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Delaware General Corporation Law, as amended, and this Charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to, the duties or standard established by the Delaware General Corporation Law.



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